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                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

     In connection with the accompanying Form 10-Q of Old Dominion Electric Cooperative for the quarter ended June 30, 2002, I, Daniel Walker, Senior Vice President of Accounting and Finance of Old Dominion Electric Cooperative, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Form 10-Q for the quarter ended June 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Form 10-Q for the quarter ended June 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of Old Dominion Electric Cooperative.





August 12, 2002                 /s/ Daniel M. Walker
---------------                 --------------------
Date                            Daniel M. Walker
                                Senior Vice President of Accounting and Finance